UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2008

THE CHUBB CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statements and Exhibits
Signatures
Exhibit Index to Current Report on Form 8-K dated May 22, 2008
Press release dated May 23, 2008

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 23, 2008, The Chubb Corporation (“Chubb”) announced that Thomas F. Motamed, Vice Chairman and Chief Operating Officer of Chubb, intends to retire from Chubb effective June 6, 2008. A copy of Chubb’s release announcing Mr. Motamed’s retirement is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

99.1 Press release dated May 23, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: May 23, 2008	By:	/s/ Maureen A. Brundage
		Name:	Maureen A. Brundage
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED MAY 22, 2008

Exhibit No.	Description

99.1	Press release dated May 23, 2008